Exhibit 99.2
	Third-Quarter 2021 Detailed Supplemental Information

	2020					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions, Except as Indicated
CONSOLIDATED INCOME STATEMENT

Revenues and Other Income
Sales and other operating revenues	6,158	2,749	4,386	5,491	18,784	9,826	9,556	11,326		30,708
Equity in earnings of affiliates	234	77	35	86	432	122	139	239		500
Gain (loss) on dispositions	(42)	596	(3)	(2)	549	233	59	2		294
Other income (loss)	(1,539)	594	(38)	474	(509)	378	457	49		884
Total Revenues and Other Income	4,811	4,016	4,380	6,049	19,256	10,559	10,211	11,616		32,386

Costs and Expenses
Purchased commodities	2,661	1,130	1,839	2,448	8,078	4,483	2,998	4,179		11,660
Production and operating expenses	1,173	1,047	963	1,161	4,344	1,383	1,379	1,389		4,151
Selling, general and administrative expenses	(3)	156	96	181	430	311	117	128		556
Exploration expenses	188	97	125	1,047	1,457	84	57	65		206
Depreciation, depletion and amortization	1,411	1,158	1,411	1,541	5,521	1,886	1,867	1,672		5,425
Impairments	521	(2)	2	292	813	(3)	2	(89)		(90)
Taxes other than income taxes	250	141	179	184	754	370	381	403		1,154
Accretion on discounted liabilities	67	66	62	57	252	62	63	61		186
Interest and debt expense	202	202	200	202	806	226	220	219		665
Foreign currency transactions (gain) loss	(90)	7	(5)	16	(72)	19	10	(10)		19
Other expenses	(6)	(7)	20	6	13	24	37	17		78
Total Costs and Expenses	6,374	3,995	4,892	7,135	22,396	8,845	7,131	8,034		24,010
Income (loss) before income taxes	(1,563)	21	(512)	(1,086)	(3,140)	1,714	3,080	3,582		8,376
Income tax provision (benefit)	148	(257)	(62)	(314)	(485)	732	989	1,203		2,924
Net Income (Loss)	(1,711)	278	(450)	(772)	(2,655)	982	2,091	2,379		5,452
Less: net income attributable to noncontrolling interests	(28)	(18)	-	-	(46)	-	-	-		-
Net Income (Loss) Attributable to ConocoPhillips	(1,739)	260	(450)	(772)	(2,701)	982	2,091	2,379		5,452

Net Income (Loss) Attributable to ConocoPhillips
Per Share of Common Stock (dollars)
Basic	(1.60)	0.24	(0.42)	(0.72)	(2.51)	0.75	1.55	1.78		4.10
Diluted	(1.60)	0.24	(0.42)	(0.72)	(2.51)	0.75	1.55	1.78		4.09

Average Common Shares Outstanding (in thousands)*
Basic	1,084,561	1,076,659	1,077,377	1,073,580	1,078,030	1,300,375	1,348,637	1,332,286		1,327,216
Diluted	1,084,561	1,077,606	1,077,377	1,073,580	1,078,030	1,302,691	1,353,201	1,336,379		1,330,652
*Ending Common Shares Outstanding is 1,318,947 as of September 30, 2021, compared with 1,339,082 as of June 30, 2021.

INCOME (LOSS) BEFORE INCOME TAXES

Alaska	107	(195)	(30)	(857)	(975)	217	480	517		1,214

Lower 48	(562)	(471)	(105)	(362)	(1,500)	609	1,502	2,094		4,205

Canada	(150)	(177)	(100)	(84)	(511)	16	135	205		356

Europe, Middle East and North Africa	311	(60)	113	221	585	511	697	878		2,086

Asia Pacific	445	702	84	70	1,301	432	289	377		1,098

Other International	27	(5)	(11)	(96)	(85)	(5)	(6)	(140)		(151)

Corporate and Other	(1,741)	227	(463)	22	(1,955)	(66)	(17)	(349)		(432)

Consolidated	(1,563)	21	(512)	(1,086)	(3,140)	1,714	3,080	3,582		8,376

EFFECTIVE INCOME TAX RATES

Alaska*	24.3%	27.6%	47.6%	25.0%	26.2%	26.8%	22.8%	21.6%		23.0%

Lower 48	22.3%	22.5%	25.0%	33.2%	25.2%	23.2%	21.7%	22.1%		22.1%

Canada	26.8%	51.8%	24.9%	33.4%	36.2%	33.7%	24.9%	24.4%		25.0%

Europe, Middle East and North Africa	35.3%	142.3%	19.0%	40.9%	23.3%	70.1%	70.3%	72.5%		71.2%

Asia Pacific	32.7%	5.2%	70.0%	75.9%	22.6%	26.6%	39.4%	31.9%		31.8%

Other International	-2.0%	-2.6%	28.7%	17.9%	24.3%	28.0%	7.6%	30.4%		29.4%

Corporate and Other	-1.9%	18.7%	15.9%	-361.1%	3.9%	-85.1%	496.6%	38.9%		37.9%

Consolidated	-9.5%	-1330.4%	12.0%	28.9%	15.4%	42.7%	32.1%	33.6%		34.9%
*Alaska including taxes other than income taxes.	61.2%	-18.9%	126.4%	16.9%	-15.1%	50.3%	38.8%	36.0%		40.0%

	2020					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
EARNINGS BY SEGMENT

Alaska	81	(141)	(16)	(643)	(719)	159	371	405		935

Lower 48	(437)	(365)	(78)	(242)	(1,122)	468	1,175	1,631		3,274

Canada	(109)	(86)	(75)	(56)	(326)	10	102	155		267

Europe, Middle East and North Africa	201	25	92	130	448	153	207	241		601

Asia Pacific	272	648	25	17	962	317	175	257		749

Other International	28	(6)	(8)	(78)	(64)	(4)	(5)	(97)		(106)

Corporate and Other	(1,775)	185	(390)	100	(1,880)	(121)	66	(213)		(268)

Consolidated	(1,739)	260	(450)	(772)	(2,701)	982	2,091	2,379		5,452

SPECIAL ITEMS

Alaska	(120)	81	-	(648)	(687)	(20)	(2)	(1)		(23)

Lower 48	(467)	40	70	(221)	(578)	(236)	(10)	56		(190)

Canada	(29)	77	-	-	48	(3)	52	77		126

Europe, Middle East and North Africa	(2)	2	-	-	-	-	-	(5)		(5)

Asia Pacific	(4)	601	-	-	597	199	-	-		199

Other International	29	-	-	(67)	(38)	-	-	(105)		(105)

Corporate and Other	(1,632)	453	(189)	365	(1,003)	140	335	(15)		460

Consolidated	(2,225)	1,254	(119)	(571)	(1,661)	80	375	7		462
Detailed reconciliation of these items is provided on page 3.

ADJUSTED EARNINGS

Alaska	201	(222)	(16)	5	(32)	179	373	406		958

Lower 48	30	(405)	(148)	(21)	(544)	704	1,185	1,575		3,464

Canada	(80)	(163)	(75)	(56)	(374)	13	50	78		141

Europe, Middle East and North Africa	203	23	92	130	448	153	207	246		606

Asia Pacific	276	47	25	17	365	118	175	257		550

Other International	(1)	(6)	(8)	(11)	(26)	(4)	(5)	8		(1)

Corporate and Other	(143)	(268)	(201)	(265)	(877)	(261)	(269)	(198)		(728)

Consolidated	486	(994)	(331)	(201)	(1,040)	902	1,716	2,372		4,990

ADJUSTED EFFECTIVE INCOME TAX RATES

Alaska	23.0%	26.6%	47.6%	128.6%	62.9%	26.4%	22.7%	21.7%		23.0%

Lower 48	18.0%	22.5%	23.3%	73.7%	28.3%	23.3%	21.7%	22.0%		22.2%

Canada	27.2%	25.0%	24.9%	33.4%	26.8%	28.3%	26.2%	25.7%		26.2%

Europe, Middle East and North Africa	36.9%	132.9%	19.0%	40.9%	23.3%	70.2%	70.3%	72.7%		71.3%

Asia Pacific	32.5%	41.3%	70.0%	75.9%	42.6%	49.3%	39.4%	31.9%		38.8%

Other International	28.6%	-2.6%	28.7%	1.5%	12.1%	28.0%	7.6%	-7.1%		61.3%

Corporate and Other	-13.9%	15.0%	25.0%	17.6%	14.9%	8.1%	18.7%	38.9%		22.4%

Consolidated	38.2%	26.3%	18.2%	9.2%	11.1%	44.8%	36.8%	34.2%		37.3%

	2020					2021
$ Millions	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
DETAILED SPECIAL ITEMS

Alaska
Transaction and restructuring expenses	-	-	-	-	-	(26)	(2)	(1)		(29)
Impairments	(154)	109	-	(841)	(886)	-	-	-		-
Subtotal before income taxes	(154)	109	-	(841)	(886)	(26)	(2)	(1)		(29)
Income tax provision (benefit)[1]	(34)	28	-	(193)	(199)	(6)	-	-		(6)
Total	(120)	81	-	(648)	(687)	(20)	(2)	(1)		(23)

Lower 48
Transaction and restructuring expenses	-	-	-	-	-	(175)	(13)	(15)		(203)
Net realized loss on accelerated settlement of Concho hedging program	-	-	-	-	-	(132)	-	-		(132)
Impairments	(561)	50	-	(283)	(794)	-	-	89		89
Gain (loss) on asset sales	(38)	2	-	-	(36)	-	-	-		-
Pending claims and settlements	-	-	89	-	89	-	-	-		-
Subtotal before income taxes	(599)	52	89	(283)	(741)	(307)	(13)	74		(246)
Income tax provision (benefit)	(132)	12	19	(62)	(163)	(71)	(3)	18		(56)
Total	(467)	40	70	(221)	(578)	(236)	(10)	56		(190)

Canada
Impairments	(39)	39	-	-	-	-	-	-		-
Gain (loss) on asset sales	-	-	-	-	-	-	68	100		168
Transaction and restructuring expenses	-	-	-	-	-	(3)	-	-		(3)
Subtotal before income taxes	(39)	39	-	-	-	(3)	68	100		165
Income tax provision (benefit)[2]	(10)	(38)	-	-	(48)	-	16	23		39
Total	(29)	77	-	-	48	(3)	52	77		126

Europe, Middle East and North Africa
Impairments	(11)	11	-	-	-	-	-	-		-
Transaction and restructuring expenses	-	-	-	-	-	(1)	-	(24)		(25)
Subtotal before income taxes	(11)	11	-	-	-	(1)	-	(24)		(25)
Income tax provision (benefit)	(9)	9	-	-	-	(1)	-	(19)		(20)
Total	(2)	2	-	-	-	-	-	(5)		(5)

Asia Pacific
Gain (loss) on asset sales	-	587	-	-	587	200	-	-		200
Impairments	(5)	5	-	-	-	-	-	-		-
Transaction and restructuring expenses	-	-	-	-	-	(1)	-	-		(1)
Subtotal before income taxes	(5)	592	-	-	587	199	-	-		199
Income tax provision (benefit)[3]	(1)	(9)	-	-	(10)	-	-	-		-
Total	(4)	601	-	-	597	199	-	-		199

Other International
Pending claims and settlements	29	-	-	-	29	-	-	-		-
Gain (loss) on asset sales	-	-	-	-	-	-	-	(147)		(147)
Exploration expense	-	-	-	(84)	(84)	-	-	-		-
Subtotal before income taxes	29	-	-	(84)	(55)	-	-	(147)		(147)
Income tax provision (benefit)	-	-	-	(17)	(17)	-	-	(42)		(42)
Total	29	-	-	(67)	(38)	-	-	(105)		(105)

Corporate and Other
Pension settlement expense	-	-	(27)	(17)	(44)	-	(42)	(28)		(70)
Pending claims and settlements	-	3	-	(46)	(43)	-	(48)	-		(48)
Transaction and restructuring expense	-	-	-	(24)	(24)	(85)	(8)	(12)		(105)
Gain (loss) on investment in Cenovus Energy	(1,691)	551	(162)	447	(855)	308	418	17		743
Unrealized gain (loss) on CAD FX derivative	75	(12)	(8)	(17)	38	(4)	(8)	-		(12)
Subtotal before income taxes	(1,616)	542	(197)	343	(928)	219	312	(23)		508
Income tax provision (benefit)[4]	16	89	(8)	(22)	75	79	(23)	(8)		48
Total	(1,632)	453	(189)	365	(1,003)	140	335	(15)		460

Total Company	(2,225)	1,254	(119)	(571)	(1,661)	80	375	7		462
[1]Includes deferred tax adjustment in 2Q 2020 in Alaska.
[2]Includes recognition of a tax refund in 2Q 2020 in Canada.
[3]Includes tax adjustment in 2Q 2020 for the Australia-West disposition.
[4]Includes deferred tax adjustment related to foreign tax credits in 2Q 2020 and 1Q 2021.

	2020					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
CONSOLIDATED BALANCE SHEET

Assets
Cash and cash equivalents	3,908	2,907	2,490	2,991	2,991	2,831	6,608	9,833		9,833
Short-term investments	3,866	3,985	4,032	3,609	3,609	4,104	2,251	678		678
Accounts and notes receivable	2,116	1,399	1,984	2,634	2,634	4,339	4,401	5,336		5,336
Accounts and notes receivable—related parties	148	133	135	120	120	142	123	129		129
Investment in Cenovus Energy	420	971	809	1,256	1,256	1,564	1,802	1,416		1,416
Inventories	726	982	1,034	1,002	1,002	1,098	1,138	1,043		1,043
Prepaid expenses and other current assets	1,960	676	575	454	454	536	849	1,746		1,746
Total Current Assets	13,144	11,053	11,059	12,066	12,066	14,614	17,172	20,181		20,181
Investments and long-term receivables	8,707	8,334	8,295	8,017	8,017	8,286	8,013	8,058		8,058
Loans and advances—related parties	167	167	114	114	114	59	59	-		-
Net properties, plants and equipment	40,645	41,120	41,269	39,893	39,893	58,270	57,717	56,689		56,689
Other assets	2,370	2,372	2,420	2,528	2,528	2,464	2,442	2,376		2,376
Total Assets	65,033	63,046	63,157	62,618	62,618	83,693	85,403	87,304		87,304

Liabilities
Accounts payable	2,900	2,060	2,217	2,669	2,669	3,779	3,591	4,101		4,101
Accounts payable—related parties	21	20	22	29	29	22	22	30		30
Short-term debt	126	146	482	619	619	689	1,205	920		920
Accrued income and other taxes	853	312	339	320	320	959	1,406	2,082		2,082
Employee benefit obligations	323	422	469	608	608	567	571	691		691
Other accruals	1,852	1,145	1,111	1,121	1,121	1,168	1,355	2,625		2,625
Total Current Liabilities	6,075	4,105	4,640	5,366	5,366	7,184	8,150	10,449		10,449
Long-term debt	14,847	14,852	14,905	14,750	14,750	19,338	18,805	18,748		18,748
Asset retirement obligations and accrued environmental costs	5,316	5,465	5,651	5,430	5,430	5,782	5,819	5,721		5,721
Deferred income taxes	4,141	3,901	3,854	3,747	3,747	4,982	5,331	5,630		5,630
Employee benefit obligations	1,563	1,586	1,661	1,697	1,697	1,530	1,297	1,162		1,162
Other liabilities and deferred credits	1,704	1,644	1,663	1,779	1,779	1,722	1,725	1,479		1,479
Total Liabilities	33,646	31,553	32,374	32,769	32,769	40,538	41,127	43,189		43,189

Equity
Common stock issued
Par value	18	18	18	18	18	21	21	21		21
Capital in excess of par	47,027	47,079	47,113	47,133	47,133	60,278	60,337	60,431		60,431
Treasury stock	(47,130)	(47,130)	(47,130)	(47,297)	(47,297)	(47,672)	(48,278)	(49,521)		(49,521)
Accumulated other comprehensive income (loss)	(6,145)	(5,825)	(5,666)	(5,218)	(5,218)	(5,080)	(4,920)	(5,123)		(5,123)
Retained earnings	37,545	37,351	36,448	35,213	35,213	35,608	37,116	38,307		38,307
Total Common Stockholders' Equity	31,315	31,493	30,783	29,849	29,849	43,155	44,276	44,115		44,115
Noncontrolling Interests	72	-	-	-	-	-	-	-		-
Total Equity	31,387	31,493	30,783	29,849	29,849	43,155	44,276	44,115		44,115
Total Liabilities and Equity	65,033	63,046	63,157	62,618	62,618	83,693	85,403	87,304		87,304

	2020					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
CASH FLOW INFORMATION

Cash Flows from Operating Activities
Net income (loss)	(1,711)	278	(450)	(772)	(2,655)	982	2,091	2,379		5,452
Depreciation, depletion and amortization	1,411	1,158	1,411	1,541	5,521	1,886	1,867	1,672		5,425
Impairments	521	(2)	2	292	813	(3)	2	(89)		(90)
Dry hole costs and leasehold impairments	67	3	44	969	1,083	6	1	-		7
Accretion on discounted liabilities	67	66	62	57	252	62	63	61		186
Deferred taxes	(227)	(93)	(108)	(406)	(834)	203	364	328		895
Undistributed equity earnings	31	373	46	195	645	81	236	(59)		258
(Gain) loss on dispositions	42	(596)	3	2	(549)	(233)	(59)	(2)		(294)
(Gain) loss on investment in Cenovus Energy	1,691	(551)	162	(447)	855	(308)	(418)	(17)		(743)
Other	(284)	40	56	231	43	(581)	(107)	(178)		(866)
Net working capital changes	497	(519)	(360)	10	(372)	(15)	211	702		898
Net Cash Provided by Operating Activities	2,105	157	868	1,672	4,802	2,080	4,251	4,797		11,128

Cash Flows from Investing Activities
Cash acquired from Concho	-	-	-	-	-	382	-	-		382
Capital expenditures and investments	(1,649)	(876)	(1,132)	(1,058)	(4,715)	(1,200)	(1,265)	(1,302)		(3,767)
Working capital changes associated with investing activities	81	(332)	22	74	(155)	61	(59)	77		79
Proceeds from asset dispositions	549	764	(1)	5	1,317	(17)	177	632		792
Net sales (purchases) of investments	(935)	(95)	(59)	431	(658)	(499)	1,801	1,544		2,846
Collection of advances/loans—related parties	66	-	50	-	116	52	-	53		105
Other	(44)	9	4	5	(26)	6	80	(472)		(386)
Net Cash Used in Investing Activities	(1,932)	(530)	(1,116)	(543)	(4,121)	(1,215)	734	532		51

Cash Flows from Financing Activities
Net issuance (repayment) of debt	(24)	(190)	280	(20)	46	(26)	(18)	(319)		(363)
Issuance of company common stock	2	-	(4)	(3)	(5)	(28)	3	52		27
Repurchase of company common stock	(726)	-	-	(166)	(892)	(375)	(606)	(1,243)		(2,224)
Dividends paid	(458)	(455)	(454)	(464)	(1,831)	(588)	(583)	(579)		(1,750)
Other	(24)	(4)	1	1	(26)	2	1	3		6
Net Cash Used in Financing Activities	(1,230)	(649)	(177)	(652)	(2,708)	(1,015)	(1,203)	(2,086)		(4,304)

Effect of Exchange Rate Changes	(122)	29	31	42	(20)	(2)	11	(12)		(3)

Net Change in Cash, Cash Equivalents and Restricted Cash	(1,179)	(993)	(394)	519	(2,047)	(152)	3,793	3,231		6,872
Cash, cash equivalents and restricted cash at beginning of period	5,362	4,183	3,190	2,796	5,362	3,315	3,163	6,956		3,315
Cash, Cash Equivalents and Restricted Cash at End of Period	4,183	3,190	2,796	3,315	3,315	3,163	6,956	10,187		10,187

CAPITAL EXPENDITURES AND INVESTMENTS

Alaska	509	223	150	156	1,038	235	228	235		698

Lower 48	776	354	268	483	1,881	718	762	770		2,250

Canada	74	68	451	58	651	33	35	61		129

Europe, Middle East and North Africa	121	130	159	190	600	121	136	128		385

Asia Pacific	103	85	92	104	384	76	72	87		235

Other International	53	10	3	55	121	6	12	15		33

Corporate and Other	13	6	9	12	40	11	20	6		37
Total Capital Expenditures and Investments	1,649	876	1,132	1,058	4,715	1,200	1,265	1,302		3,767

	2020					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
TOTAL SEGMENTS

Production
Total (MBOED)	1,289	981	1,067	1,169	1,127	1,527	1,588	1,544		1,553

Crude Oil (MBD)
Consolidated operations	642	460	535	581	555	804	836	802		814
Equity affiliates	12	14	13	14	13	14	13	13		13
Total	654	474	548	595	568	818	849	815		827
Over (under) lifting of crude oil (MBD)	(20)	(9)	12	40	6	(28)	27	42		14

NGL (MBD)
Consolidated operations	116	85	89	98	97	105	120	123		116
Equity affiliates	7	8	8	8	8	8	8	7		8
Total	123	93	97	106	105	113	128	130		124

Bitumen (MBD)
Consolidated operations	66	34	49	69	55	70	68	69		69
Equity affiliates	-	-	-	-	-	-	-	-		-
Total	66	34	49	69	55	70	68	69		69

Natural Gas (MMCFD)
Consolidated operations	1,638	1,221	1,201	1,302	1,339	2,074	2,209	2,144		2,143
Equity affiliates	1,036	1,056	1,034	1,092	1,055	1,081	1,051	1,033		1,055
Total	2,674	2,277	2,235	2,394	2,394	3,155	3,260	3,177		3,198

Industry Prices
Crude Oil ($/BBL)
WTI	46.06	27.85	40.93	42.66	39.37	57.84	66.07	70.56		64.82
WCS	25.54	16.58	31.83	33.46	26.85	45.32	54.60	56.99		52.30
Brent dated	50.31	29.20	43.00	44.23	41.68	60.90	68.83	73.47		67.73
JCC ($/BBL)	65.89	67.71	30.58	40.83	51.25	43.77	55.88	67.00		55.55
Natural Gas ($/MMBTU)
Henry Hub first of month	1.95	1.71	1.98	2.67	2.08	2.71	2.83	4.02		3.19

Average Realized Prices
Total ($/BBL)	38.81	23.09	30.94	33.21	32.15	45.36	50.03	56.92		50.92

Crude Oil ($/BBL)
Consolidated operations	48.77	25.10	39.49	40.89	39.56	57.18	65.54	70.39		64.62
Equity affiliates	53.14	25.32	37.56	41.16	39.02	59.73	64.10	73.44		65.71
Total	48.86	25.10	39.45	40.89	39.54	57.22	65.51	70.43		64.63

NGL ($/BBL)
Consolidated operations	12.81	8.29	13.73	16.30	12.90	24.36	25.62	33.28		28.02
Equity affiliates	42.41	23.93	30.21	35.70	32.69	48.89	44.12	56.70		49.81
Total	14.82	9.88	15.29	17.98	14.61	26.44	26.87	34.79		29.58

Bitumen ($/BBL)
Consolidated operations	5.90	(23.11)	15.87	19.41	8.02	30.78	37.60	41.19		36.61
Equity affiliates	-	-	-	-	-	-	-	-		-
Total	5.90	(23.11)	15.87	19.41	8.02	30.78	37.60	41.19		36.61

Natural Gas ($/MCF)
Consolidated operations	3.60	2.64	2.77	3.47	3.17	4.89	4.25	5.93		5.02
Equity affiliates	5.41	3.90	2.61	2.93	3.71	3.54	3.97	5.95		4.48
Total	4.30	3.22	2.70	3.23	3.41	4.42	4.16	5.94		4.84

Exploration Expenses ($ Millions)
Dry holes	36	3	44	132	215	6	-	-		6
Leasehold impairment	31	-	-	837	868	-	1	-		1
Total noncash expenses	67	3	44	969	1,083	6	1	-		7
Other (G&A, G&G and lease rentals)	121	94	81	78	374	78	56	65		199
Total exploration expenses	188	97	125	1,047	1,457	84	57	65		206

U.S. exploration expenses	99	72	86	914	1,171	50	35	32		117
International exploration expenses	89	25	39	133	286	34	22	33		89

DD&A ($ Millions)
Alaska	209	191	274	322	996	317	262	201		780
Lower 48	707	548	619	680	2,554	1,000	1,017	988		3,005
Canada	69	66	95	109	339	126	93	85		304
Europe, Middle East and North Africa	196	167	194	212	769	219	234	217		670
Asia Pacific	217	170	217	205	809	211	240	167		618
Other International	-	-	-	-	-	-	-	-		-
Corporate and Other	13	16	12	13	54	13	21	14		48
Total DD&A	1,411	1,158	1,411	1,541	5,521	1,886	1,867	1,672		5,425

	2020					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
PRODUCTION

Crude Oil (MBD)
Consolidated operations
Alaska	198	153	184	190	181	190	184	163		179
Lower 48	270	166	197	218	213	416	454	457		442
Canada	2	5	6	10	6	11	9	8		10
Norway	84	75	76	75	78	80	81	82		81
Libya	9	-	1	24	8	36	39	35		37
Europe, Middle East and North Africa	93	75	77	99	86	116	120	117		118
Australia/Timor-Leste	4	3	-	-	2	-	-	-		-
China	31	30	29	28	30	31	27	27		28
Indonesia	2	2	2	3	2	2	2	2		2
Malaysia	42	26	40	33	35	38	40	28		35
Asia Pacific	79	61	71	64	69	71	69	57		65
Total consolidated operations	642	460	535	581	555	804	836	802		814
Equity affiliates	12	14	13	14	13	14	13	13		13
Total	654	474	548	595	568	818	849	815		827

NGL (MBD)
Consolidated operations
Alaska	19	13	14	16	16	17	15	13		15
Lower 48	89	64	68	75	74	79	97	101		93
Canada	1	2	2	3	2	4	4	4		4
Norway	5	5	5	4	4	5	4	5		4
Europe, Middle East and North Africa	5	5	5	4	4	5	4	5		4
Australia/Timor-Leste	2	1	-	-	1	-	-	-		-
Asia Pacific	2	1	-	-	1	-	-	-		-
Total consolidated operations	116	85	89	98	97	105	120	123		116
Equity affiliates	7	8	8	8	8	8	8	7		8
Total	123	93	97	106	105	113	128	130		124

Bitumen (MBD)
Canada	66	34	49	69	55	70	68	69		69
Total	66	34	49	69	55	70	68	69		69

Natural Gas (MMCFD)
Consolidated operations
Alaska	8	8	14	9	10	8	11	11		10
Lower 48	679	486	566	611	585	1,319	1,459	1,389		1,389
Canada	20	40	43	57	40	91	84	73		83
Norway	297	263	256	267	270	295	284	291		290
Libya	13	1	-	6	5	14	13	12		13
Europe, Middle East and North Africa	310	264	256	273	275	309	297	303		303
Australia/Timor-Leste	237	114	-	-	87	-	-	-		-
Indonesia	309	266	283	300	290	290	290	299		293
Malaysia	75	43	39	52	52	57	68	69		65
Asia Pacific	621	423	322	352	429	347	358	368		358
Total consolidated operations	1,638	1,221	1,201	1,302	1,339	2,074	2,209	2,144		2,143
Equity affiliates	1,036	1,056	1,034	1,092	1,055	1,081	1,051	1,033		1,055
Total	2,674	2,277	2,235	2,394	2,394	3,155	3,260	3,177		3,198

Total (MBOED)
Consolidated operations
Alaska	218	167	201	208	198	208	201	178		196
Lower 48	472	311	359	395	385	715	794	790		767
Canada	72	48	64	91	70	100	95	93		96
Norway	139	124	124	123	127	134	132	135		133
Libya	11	-	1	25	9	39	41	37		39
Europe, Middle East and North Africa	150	124	125	148	136	173	173	172		172
Australia/Timor-Leste	46	24	-	-	17	-	-	-		-
China	31	30	29	28	30	31	27	27		28
Indonesia	54	46	49	53	50	50	50	52		51
Malaysia	54	33	47	42	44	48	52	40		46
Asia Pacific	185	133	125	123	141	129	129	119		125
Total consolidated operations	1,097	783	874	965	930	1,325	1,392	1,352		1,356
Equity affiliates	192	198	193	204	197	202	196	192		197
Total	1,289	981	1,067	1,169	1,127	1,527	1,588	1,544		1,553

	2020					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
AVERAGE REALIZED PRICES

Crude Oil ($/BBL)
Consolidated operations
Alaska	54.78	26.81	40.88	42.61	42.12	59.56	67.87	72.55		66.78
Lower 48***	40.97	19.87	36.43	38.50	35.17	55.68	64.13	68.59		63.14
Canada	-	8.69	25.16	28.57	23.57	47.41	56.87	58.99		53.81
Norway	54.92	32.32	41.79	41.62	42.80	56.72	66.10	72.36		65.60
Libya	64.21	-	-	44.93	48.64	59.78	66.88	72.57		66.68
Europe, Middle East and North Africa	55.53	32.32	41.79	42.35	43.30	57.75	66.34	72.43		65.94
Australia/Timor-Leste	47.35	47.21	-	-	47.34	-	-	-		-
China	54.10	25.09	39.75	42.80	40.29	58.27	65.63	74.39		66.03
Indonesia	29.33	30.64	36.41	41.21	34.97	53.79	57.16	61.35		57.63
Malaysia	57.67	30.59	46.43	42.42	45.26	62.27	69.77	75.65		68.97
Asia Pacific	54.71	27.98	42.79	42.50	42.84	60.36	67.72	74.66		67.41
Total consolidated operations	48.77	25.10	39.49	40.89	39.56	57.18	65.54	70.39		64.62
Equity affiliates	53.14	25.32	37.56	41.16	39.02	59.73	64.10	73.44		65.71
Total	48.86	25.10	39.45	40.89	39.54	57.22	65.51	70.43		64.63

NGL ($/BBL)
Consolidated operations
Lower 48	11.85	6.95	13.51	15.58	12.13	23.99	24.62	32.87		27.48
Canada	-	1.64	5.99	8.52	5.41	25.32	27.14	33.47		28.49
Norway	21.54	16.76	23.50	30.80	23.27	34.70	39.49	50.32		40.75
Europe, Middle East and North Africa	21.54	16.76	23.50	30.80	23.27	34.70	39.49	50.32		40.75
Australia/Timor-Leste	39.34	27.90	-	-	33.21	-	-	-		-
Asia Pacific	39.34	27.90	-	-	33.21	-	-	-		-
Total consolidated operations	12.81	8.29	13.73	16.30	12.90	24.36	25.62	33.28		28.02
Equity affiliates	42.41	23.93	30.21	35.70	32.69	48.89	44.12	56.70		49.81
Total	14.82	9.88	15.29	17.98	14.61	26.44	26.87	34.79		29.58

Bitumen ($/BBL)
Canada*	5.90	(23.11)	15.87	19.41	8.02	30.78	37.60	41.19		36.61
Total	5.90	(23.11)	15.87	19.41	8.02	30.78	37.60	41.19		36.61

Natural Gas ($/MCF)
Consolidated operations
Alaska	3.07	2.56	2.48	3.88	2.91	2.23	4.53	2.63		3.06
Lower 48***	1.48	1.18	1.63	2.21	1.65	4.56	3.27	4.63		4.13
Canada	-	0.79	0.71	1.77	1.21	2.37	2.26	2.45		2.36
Norway	3.65	2.21	2.40	4.39	3.23	6.15	7.36	12.28		8.63
Libya	4.53	-	-	2.26	3.71	2.71	3.02	4.17		3.27
Europe, Middle East and North Africa	3.68	2.21	2.40	4.34	3.23	5.99	7.17	11.96		8.40
Australia/Timor-Leste**	6.43	10.62	-	-	10.04	-	-	-		-
Indonesia	6.58	4.69	5.75	5.85	5.75	6.57	7.19	7.49		7.09
Malaysia	2.93	2.22	2.22	1.85	2.38	2.35	2.61	3.02		2.68
Asia Pacific	5.94	4.74	5.33	5.26	5.39	5.88	6.32	6.66		6.30
Total consolidated operations	3.60	2.64	2.77	3.47	3.17	4.89	4.25	5.93		5.02
Equity affiliates	5.41	3.90	2.61	2.93	3.71	3.54	3.97	5.95		4.48
Total	4.30	3.22	2.70	3.23	3.41	4.42	4.16	5.94		4.84
*Average realized prices exclude additional value realized from third-party purchases and sales for optimization of our pipeline capacity between Canada and the U.S. Gulf Coast.
**Excludes transfers to Darwin LNG plant.
***Average sales prices, including the impact of hedges settling per initial contract terms in the first quarter of 2021 assumed in our Concho acquisition, were $61.90 per barrel for crude oil and $4.07 per mcf for natural gas for the nine-month period ended September 30, 2021. As of March 31, 2021, we had settled all oil and gas hedging positions acquired from Concho.

	2020					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
CORPORATE AND OTHER

Corporate and Other Earnings (Loss) ($ Millions)	(1,775)	185	(390)	100	(1,880)	(121)	66	(213)		(268)

Detail of Earnings (Loss) ($ Millions)
Net interest expense	(155)	(174)	(179)	(154)	(662)	(270)	(181)	(176)		(627)
Corporate G&A expenses	50	(90)	(50)	(110)	(200)	(129)	(65)	(57)		(251)
Technology*	1	(9)	(8)	(10)	(26)	41	(4)	(6)		31
Other	(1,671)	458	(153)	374	(992)	237	316	26		579
Total	(1,775)	185	(390)	100	(1,880)	(121)	66	(213)		(268)
*Includes investment in new technologies or businesses outside of our normal scope of operations and licensing revenues.

Before-Tax Net Interest Expense ($ Millions)
Interest expense	(216)	(216)	(213)	(216)	(861)	(241)	(235)	(236)		(712)
Capitalized interest	14	14	13	14	55	15	15	17		47
Interest revenue	42	22	9	15	88	6	4	5		15
Total	(160)	(180)	(191)	(187)	(718)	(220)	(216)	(214)		(650)

Debt
Total debt ($ Millions)	14,973	14,998	15,387	15,369	15,369	20,027	20,010	19,668		19,668
Debt-to-capital ratio (%)	32%	32%	33%	34%	34%	32%	31%	31%		31%

Equity ($ Millions)	31,387	31,493	30,783	29,849	29,849	43,155	44,276	44,115		44,115

REFERENCE

Commonly Used Abbreviations
Earnings	Net Income (Loss) Attributable to ConocoPhillips
DD&A	Depreciation, Depletion and Amortization
G&G	Geological and Geophysical
G&A	General and Administrative
JCC	Japan Crude Cocktail
LNG	Liquefied Natural Gas
NGL	Natural Gas Liquids
WCS	Western Canada Select
WTI	West Texas Intermediate

Units of Measure
BBL	Barrels
MMBBL	Millions of Barrels
MBD	Thousands of Barrels per Day
MBOED	Thousands of Barrels of Oil Equivalent per Day
MCF	Thousands of Cubic Feet
MMBTU	Millions of British Thermal Units
MMCFD	Millions of Cubic Feet per Day